UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 13, 2017

NEWFIELD EXPLORATION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-12534	72-1133047
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Waterway Square Place, Suite 100

The Woodlands, Texas 77380

(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 210-5100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD Disclosure

On February 13, 2017, in conjunction with its presentation at the Credit Suisse Energy Conference this week (the “CS Presentation”), Newfield Exploration Company (the “Company”) provided the following operational updates within its presentation:

•                                          Although cold weather in Oklahoma and North Dakota negatively impacted U.S. operations during the fourth quarter of 2016, the Company still expects that fourth quarter net production will be at the “high-end” of its guidance range.

•                                          The Company provided an update on its most recent high-intensity completions in the Anadarko Basin STACK play. The Company disclosed average production results from nine new wells that are benefitting from new, larger completion designs. The wells were some of the first completed with 2,100 gallons per foot and 2,100 lbs per foot of proppant. These completion designs are significantly larger than the average of previous completions and will be used as the standard for the 2017 program. (see slides 6-7 in the CS Presentation)

•                                          The Chlouber and Dorothy pilots, also located in STACK, were completed in late 2016 and have obtained longer-term production rates. The Chlouber and Dorothy pilots are both outperforming the Company’s estimated type curve. (see slides 6-7 in the CS Presentation)

•                                          The Company expects to release its fourth quarter and year-end 2016 financial and operating results, as well as its 2017 outlook, after market close on February 21, 2017. A conference call with analysts and investors is scheduled for 10 a.m. (CST) on February 22, 2017.

A copy of the CS Presentation is furnished herewith as Exhibit 99.1.

The information in Item 7.01 of this Current Report, including the exhibit attached hereto as Exhibit 99.1, are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements.” Other than historical facts included in this Current Report on Form 8-K and the CS Presentation, all information and statements, including but not limited to information regarding planned capital expenditures, estimated reserves, estimated production targets, drilling and development plans, the timing of production, planned capital expenditures, and other plans and objectives for future operations, are forward-looking statements. Although, as of the date of this Current Report on Form 8-K, the Company believes that these expectations are reasonable, this information is based upon assumptions and anticipated results that are subject to numerous uncertainties and risks. Actual results may vary significantly from those anticipated due to many factors, including but not limited to commodity prices, drilling results, our liquidity and the availability of capital resources, operating risks, industry conditions, China and U.S. governmental regulations, financial counterparty risks, the prices of goods and services, the availability of drilling rigs and other support services, our ability to monetize assets and repay or refinance our existing indebtedness, labor conditions, severe weather conditions, and other operating risks. Please see the Company’s 2015 Annual Report on Form 10-K and subsequent public filings, all filed with the U.S. Securities and Exchange Commission (the “SEC”), for a discussion of other factors that may cause actual results to vary. Unpredictable or unknown factors not discussed herein or in the Company’s SEC filings could also have material adverse effects on actual results. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. Unless legally required, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01              Financial Statements and Exhibits

(d)           Exhibits

99.1	Company Presentation at Credit Suisse 22nd Annual Energy Summit

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY

Date: February 13, 2017	By:	/s/ Timothy D. Yang
Timothy D. Yang
General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Company Presentation at Credit Suisse 22nd Annual Energy Summit